UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2008

INTERNATIONAL SPEEDWAY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-2384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 West International Speedway Boulevard, Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

(386) 254-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
           Item 7.01 Regulation FD Disclosure
Section 8 - Other Items
          Item 8.01 Other Items

On September 19, 2008 the Company issued a press release which announced that Kansas Entertainment, LLC, a 50/50 joint venture between Kansas Speedway, a wholly owned ISC facility, and The Cordish Company, has been awarded the casino management contract for Wyandotte County, Kansas, by the Kansas Lottery Gaming Facility Review Board.  The Hard Rock Hotel & Casino at Kansas Speedway is scheduled to open in 2011.

A copy of the release is attached as an exhibit to this report.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits

	Exhibit Number	Description of Exhibit	Filing Status
1	(99.1)	Press Release	Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION
(Registrant)

Date: September 19, 2008	By:	/s/ Glenn R. Padgett
Glenn R. Padgett
Vice President, Chief Counsel - Operations